UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant   |X|
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Phase III Medical, Inc.
               ---------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
               ---------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

               -------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

               -------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

               -------------------------------------------------

        (5) Total fee paid:

               -------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:

              -------------------------------------------------

        2. Form, Schedule or Registration Statement No.:

              -------------------------------------------------

        3. Filing Party:

              -------------------------------------------------

        4. Date Filed:

              -------------------------------------------------

                             PHASE III MEDICAL, INC.

           330 SOUTH SERVICE ROAD, SUITE 120, MELVILLE, NEW YORK 11747

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                 March 17, 2006

To the Stockholders of Phase III Medical, Inc.

         A Special Meeting of Stockholders of Phase III Medical, Inc., (the "Company") will be held at the Law Offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020, on March 17, 2006, at 4:30 P.M. (New York City time) for the purpose of considering and acting upon the following matter:

1. Consideration of and vote to approve the proposed amendment to the Certificate of Designations for the Series A $.07 Convertible Preferred Stock (the "Series A Preferred Stock") which would result in the exchange of the Series A Preferred Stock and the right to receive accrued dividends for shares of Common Stock;

2.   Any other matters properly brought before the stockholders at the meeting.

         The Board of Directors has fixed the close of business on January 23, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

         Your proxy vote is important. Whether or not you expect to attend the meeting in person, you are urged to mark, sign, date and return the enclosed proxy in the enclosed prepaid envelope.

         Your attention is directed to the Proxy Statement which is set forth on the following pages.

                                             By Order of the Board of Directors,


February 9, 2006                             Catherine M. Vaczy, Secretary

                             PHASE III MEDICAL, INC.
                        330 South Service Road, Suite 120
                            Melville, New York 11747
                                  631.574.4955

                                 PROXY STATEMENT
                                 ---------------

                         SPECIAL MEETING OF STOCKHOLDERS
                                 March 17, 2006

                              SOLICITATION OF PROXY

         The enclosed proxy is being mailed and solicited on or about the 10th day of February 2006, by and on behalf of the Board of Directors of Phase III Medical, Inc. (the "Company"), whose principal executive office is at 330 South Service Road, Suite 120, Melville, New York 11747, for use in connection with the Special Meeting of Stockholders to be held at 4:30 p.m. (New York City time) on March 17, 2006 at the offices of the Company's legal counsel, Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020 and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the preceding Notice and are more fully discussed below. All shares represented by proxies which are returned properly signed will be voted as specified on the proxy card. If choices are not specified on the proxy card, the shares will be voted IN FAVOR OF the amendment to the Certificate of Designations for the Series A Preferred Stock. The By-Laws of the Company require that the holders of a majority of the total number of shares of each class of stock entitled to vote at the meeting be represented in person or by proxy in order for the business of the meeting to be transacted with respect to such matters.

         This solicitation is being made by the Company. The cost of this solicitation will be paid by the Company. In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone or messenger, or by personal solicitation by officers, directors or employees of the Company at nominal cost to the Company or by any one or more of the foregoing means. In addition, we have retained the Altman Group to assist us in soliciting your proxy for a fee of $5,000 plus reasonable out-of-pocket expenses. The Company will reimburse brokers, dealers, banks and others authorized by the Company for their reasonable expenses in forwarding proxy solicitation material to the beneficial owner of shares. The Company solicited proxies for this matter for use at its Annual Meeting of Stockholders held on July 20, 2005. It did not have a quorum of the holders of Series A Preferred Stock at that meeting and is soliciting proxies for this matter for use at the Special Meeting. The Company incurred substantially the same costs in the original proxy solicitation as it is incurring in connection with the current proxy solicitation.

                               REVOCATION OF PROXY

         A proxy may be revoked by a stockholder by giving written notice of revocation to the Secretary of the Company, by filing a later dated proxy with the Secretary at any time prior to its exercise, or by voting in person at the meeting. The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot.

                                STOCK OUTSTANDING

         On January 23, 2006, there were outstanding and entitled to vote at the Annual Meeting 78,533,587 shares of Common Stock, par value, $.001 per share (the "Common Stock") and 681,171 shares of the Company's Series A $0.07 Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"). Holders of record of Common Stock and Series A Preferred Stock at the close of business on January 23, 2006, will be entitled to one vote for each share held on all matters properly coming before the meeting. Each class of stock will vote separately. Holders of the Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock"), are not entitled to vote on any of the matters described in this Proxy Statement.

         Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

         The presence in person or by proxy of the holders of (a) shares of Common Stock entitled to cast a majority of the votes of all Common shares entitled to vote and (b) shares of Series A Preferred Stock entitled to cast a majority of the votes of all Series A Preferred Stock entitled to vote, will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, the Matter presented herein will require the affirmative vote of a majority of the shares of Common Stock outstanding and a majority of the shares of Series A Preferred Stock outstanding. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a "no" vote. Since the Matter presented herein requires approval by an absolute majority of shares outstanding, broker non-votes also will have the effect of a "no" vote.

Voting Securities of Certain Beneficial Owners and Management

         The following table shows the amount of Common Stock of the Company beneficially owned by persons or groups of related persons that beneficially own greater than 5% of the Company's Common Stock, the Company's current Directors and Officers and the current Directors and Officers of the Company as a group. Except as otherwise indicated, all information is as of January 19, 2006. "Beneficial Ownership" is a technical term defined by the SEC to mean more than ownership in the usual sense. For example, you "beneficially own" the Company's Common Stock if you own it directly or indirectly (e.g., through a relationship, a position as a trustee or through an agreement) or if you have the right to acquire it within 60 days (e.g., upon the exercise of options).



----------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                 Name and Address of                    Number of Shares Beneficially            of Common Stock
                 Beneficial Holder (1)                             Owned (2)                   Beneficially Owned (2)
                 ---------------------                             ---------                   ----------------------

Mark Weinreb                                                      8,185,000 (3)                      9.62%
President, Chief Executive Officer and Director

Dr. Wayne Marasco                                                 3,608,333 (4)                      4.48%
Senior Scientific Advisor and Director

Dr.  Joseph Zuckerman                                             2,135,000(5)                       2.67%
Director

Catherine M. Vaczy                                                5,906,488(6)                       7.52%
Executive Vice President and General Counsel

Dr. Armando Munoz                                                 9,791,666(7)                      11.99%
Caribbean Stem Cell Group, Inc.
Box 800982-00780-0982
Cotto Laurel, Puerto Rico 00780

Robert Aholt, Jr                                                 12,652,230(8)                      15.91%
20128 Cavern Court
Saugus, Los Angeles, CA  91390

Larry A. May, Officer                                               496,148(9)                 less than 1%

Dr. Denis Rodgerson, Officer                                        675,227(10)                less than 1%

----------------------------------------------------------------------------------------------------------------


Joel San Antonio                                                  3,752,500(11)                      4.78%
56 North Stanwich Road
Greenwich, CT  06831

NeoStem, Inc.                                                     5,000,000                          6.37%
29219 Canwood Street
Suite 100
Agoura Hills, CA  91301

All Directors and Officers as a group (seven                     33,658,426(12)                     37.37%
persons)
-----------------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, each stockholder's address is in care of Phase III Medical, Inc., 330 South Service Road, Suite 120, Melville, New York 11747.

(2) The percentage of Common Stock owned by each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially owned by such stockholder as of January 19, 2006, as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by (ii) the sum of (A) 78,533,587 which is the number of shares of Common Stock outstanding as of January 19, 2006, plus (B) the number of shares of Common Stock issuable upon exercise of currently exercisable options and warrants held by such stockholder. For purposes of this security ownership table, "currently exercisable options and warrants" consist of options and warrants exercisable as of January 19, 2006 or within 60 days after January 19, 2006. Except as indicated by footnote, the stockholder has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(3) Includes currently exercisable options to purchase 4,550,000 shares of Common Stock; 3,000,000 shares of restricted Common Stock, vested as to 1,000,000 shares.

(4) Includes currently exercisable options to purchase 2,025,000 shares of Common Stock.

(5) Includes currently exercisable options to purchase 1,350,000 shares of Common Stock.

(6) Includes currently exercisable options to purchase 200,000 shares of Common Stock.

(7) Includes 6,250,000 shares of Common Stock held by Caribbean Stem Cell Group, Inc. of which Dr. Munoz is President and a currently exercisable Warrant to purchase 3,125,000 shares of Common Stock expiring on January 31, 2006 held by Caribbean Stem Cell Group.

(8) Includes 7,282,913 shares of Common Stock owned by the Robert J. Aholt, Jr. Family Trust dated 2/17/97 of which Mr. Aholt is Trustee and currently exercisable options to purchase 1,000,000 shares of Common Stock.

(9) Includes currently exercisable options to purchase 400,000 shares of Common Stock. Does not include shares to which Mr. May is entitled to have distributed to him in connection with the Registrant's issuance to NeoStem of 5,000,000 shares of its Common Stock pursuant to the Registrant's purchase of NeoStem's assets.

(10) Does not include shares to which Dr. Rodgerson is entitled to have distributed to him in connection with the Registrant's issuance to NeoStem of 5,000,000 shares of its Common Stock pursuant to the Registrant's purchase of NeoStem's assets.

(11) This information was obtained from the records of the Company's stock transfer agent.

(12) Includes currently exercisable options to purchase 9,525,000 shares of Common Stock.

                                  PROPOSAL ONE

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
  CERTIFICATE OF DESIGNATIONS FOR THE SERIES A PREFERRED STOCK WHICH WOULD
           RESULT IN THE EXCHANGE OF THE SERIES A PREFERRED STOCK AND
            THE RIGHT TO RECEIVE ACCRUED DIVIDENDS INTO COMMON STOCK

Background.

         During fiscal 1994, the Company disclosed irregularities in its revenue recognition practices which led to the restatement of its financial statements for fiscal years ended September 30, 1989, 1990, and 1991, and the first quarter of fiscal 1992. As a result, nine class action securities complaints (the "lawsuits") were filed against the Company and certain other persons which were settled in January 1994. Pursuant to the settlement, the Company paid $2,560,000 in cash in 1995 and issued $1,000,000 in 7% Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") represented by 1,000,000 shares of Series A Preferred Stock.

           In 2003, the Company retained a new President and CEO, and since that time, it has recruited a new management team and board of directors. On January 19, 2006 it completed the acquisition of NeoStem, Inc. ("NeoStem"), an adult stem cell collection and storage business. The business of NeoStem is expected to become the Company's primary operating business. The new management team desires to simplify the Company's balance sheet and eliminate the burden of the prior issuance of Series A Preferred Stock.

         The Company included in its proxy statement for use at its July 20, 2005 Annual Meeting of Stockholders a proposal that is essentially identical to this proposal. The Company did not have a quorum of its Series A Preferred Stockholders at the July 20, 2005 Annual Meeting of Stockholders and adjourned the meeting as to this proposal. It is holding the Special Meeting in order to resubmit this proposal for a vote by the Series A Preferred Stockholders and holders of the Common Stock.

         As of September 30, 2005, 681,171 shares of Series A Preferred Stock remained outstanding and the Company had accrued $516,643, or $.76 per share in unpaid dividends. The terms of the Series A Preferred Stock are set forth in a certificate of designations which is a part of the Company's certificate of incorporation. The Company is asking the stockholders at the Special Meeting to approve an amendment to the certificate of designations to permit the Company to issue in exchange for the outstanding shares of Series A Preferred Stock and its obligation to pay accrued dividends thereon a total of 5,449,368 shares of Common Stock (eight (8) shares per Series A Preferred Stock outstanding).

         A summary of the current terms of the certificate of designations for the Series A Preferred Stock follows.

Dividends.

         The certificate of designations provides that on each January 1 and July 1 that the Series A Preferred Stock is outstanding (each, a "dividend date"), commencing with July 1, 1995, the holders of shares of Series A Preferred Stock are entitled to receive, when and as declared by the Board out of funds legally available therefor, cumulative dividends at an annual rate of $.07 per share. On each dividend payment date all dividends which have accrued on each share of Series A Preferred Stock outstanding shall accumulate and be deemed to become due and any dividend not paid on such date shall be deemed to be past due until paid or until shares of Series A Preferred Stock shall no longer be outstanding, whichever is the first to occur. So long as any shares of Series A Preferred Stock are outstanding, the certificate of designations limits the declaration or payment of dividends upon the Common Stock or any other stock ranking junior to, or on a parity with, the Series A Preferred Stock unless the full cumulative dividends on the outstanding shares of the Series A Preferred Stock has been paid. Under the proposal, holders of the Series A Preferred Stock will no longer be entitled to accrued dividends.



Voting Rights.

         The Series A Preferred Stock has no voting rights, except that so long as any Series A Preferred Stock remain outstanding, the consent of the holders of at least a majority of the shares of Series A Preferred Stock outstanding at the time (voting separately as a class together) is necessary to permit (i) the creation, authorization or issuance of or reclassification of any authorized stock of the corporation ranking prior to the Series A Preferred Stock with respect to the payment of dividends or distribution of assets upon liquidation, dissolution or winding up; or (ii) the amendment, alteration or repeal of any provision of the certificate of incorporation (including the certificate of designations) which would directly, materially and adversely affect the preferences, rights, powers or privileges of holders of shares of the Series A Preferred Stock or of such other series of preferred stock of the Company; provided, however, that in the event that any such amendment, alteration or repeal would materially and adversely affect the rights of only holders of shares of Series A Preferred Stock, then such amendment, alteration or repeal may be effected only with the affirmative vote or consent of the holders of a majority of the shares of Series A Preferred Stock then outstanding.

Redemption.

         The Series A Preferred Stock is redeemable by the Company at a redemption price of $1.05 per share of Series A Preferred Stock plus accrued and unpaid dividends thereon. As of September 30, 2005, accrued and unpaid dividends aggregated $516,643, or $.76 per outstanding share. In addition, if the mean between the closing bid and asked prices of the Common Stock is greater than $1.38 per share, the Company may redeem the shares of Series A Preferred Stock at any time thereafter in whole or in part, at a price per share of $.01 per share, plus accrued and unpaid dividends. In the event fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board pro rata or by lot or by any other method the Board in its sole discretion deems to be equitable provided that such method satisfies any applicable requirements of any securities exchange on which the Series A Preferred Stock is listed. After the applicable redemption date, dividends on the shares of Series A Preferred Stock to be redeemed on such redemption date shall cease to accrue, and said shares shall no longer be deemed to be outstanding and all rights of holders thereof as stockholders of the Company shall cease.

         In addition, any holder of the Series A Preferred Stock may require the Company to redeem his shares of Series A Preferred Stock (if there are funds with which the corporation may legally do so) at a price of $1.00 per share. If any dividends on Series A Preferred Stock are past due, no shares of Series A Preferred Stock shall be redeemed unless all outstanding Series A Preferred Stock are redeemed.

Conversion.

         Holders of Series A Preferred Stock have the right to convert their shares of Series A Preferred Stock into shares of Common Stock at a conversion price of $5.20 per share, subject to adjustment. In the case of any shares of Series A Preferred Stock converted after any record date with respect to the payment of a dividend on the Series A Preferred Stock and on or prior to the dividend payment date related to the record date, the dividend due shall be payable as of such preceding record date notwithstanding such conversion. No fractional shares shall be issued upon conversion and the Company shall pay the holder in cash for such fractional share.


Liquidation.

         In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Company, before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series A Preferred Stock in respect of distributions upon the liquidation of the company, the holder of each share of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the corporation available for distribution to its stockholder, an amount equal to $1.00 per share plus all dividends accrued and unpaid on the date fixed for the distribution of assets of the corporation.

Proposal.

         The Company is requesting that the stockholders approve an amendment to the certificate of designations permitting the Company to issue in conversion of the outstanding shares of Series A Preferred Stock and its obligation to pay accrued dividends thereon a total of 5,449,368 shares of Common Stock (eight (8) shares per Series A Preferred Stock outstanding). The issuance of the 5,449,368 shares of Common Stock represents approximately 6.94% of the Company's outstanding shares of Common Stock as of January 23, 2006.

     The Company believes this amendment is in the best interests of the Series A Preferred Stockholders because, among other things:

o the Preferred stockholders do not receive the dividends payable on the Series A Preferred Stock because the Company does not have the funds to make such payments and thus is unable legally to pay the dividend under Delaware corporate law;

o the Preferred stockholders are unable to require the Company to redeem the shares of Series A Preferred Stock because the Company does not have the funds to pay for the redemption and thus cannot legally redeem the shares under Delaware corporate law;

o it would be uneconomic for the Series A Preferred Stockholders to convert their shares of Series A Preferred Stock into shares of Common Stock on current terms because the Series A Preferred Stock is "out of the money", i.e., the shares of Series A Preferred Stock are convertible into shares of Common Stock at a price of $5.20 per share and the Common Stock closed on January 25, 2006 at $.08 per share;

o there is no liquidity for the Series A Preferred Stock because they are not registered to trade on any securities exchange;

o the Series A Preferred Stockholders have not recognized value in their investment for over ten years and it is unlikely that they will recognize any value in the short term other than on the terms outlined in this proposal;

o the Common Stock is traded on the OTC Bulletin Board, so the Series A Preferred Stockholders will receive a security with greater liquidity.

o The Preferred stockholders will have voting rights as holders of Common Stock on all matters on which stockholders vote.

     The Company believes that this amendment is in the best interests of the Company and its shareholders because, among other things:

o    the Company will cease to accrue dividends on the Series A Preferred Stock;

o the Company is currently in default on the payment of the dividends on the Series A Preferred Stock and this amendment will in effect waive such default, as no accrued dividends will be paid;

o    the Company's balance sheet will be simplified and improved;

o    the Company's capital raising activities will be facilitated.

     The amendment of the Series A Preferred Stock discussed herein will also have the following impact on the Series A Preferred Stockholders:

o the Series A Preferred Stockholders will no longer have a liquidity preference. Currently, in the event of any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Series A Preferred Stockholders will receive $1.00 per share plus accrued dividends before any distribution of assets are made to the holders of Common Stock or any other stock that ranks junior to the Series A Preferred Stock;

o the Series A Preferred Stockholders will no longer have a right to be paid dividends on the Series A Preferred Stock, and will no longer have a preference as to the payment of their dividends over payment of dividends on the Common Stock or any other stock ranking junior to or on a parity with the Series A Preferred Stock;

o the Series A Preferred Stockholders will no longer have the right to require the Company to redeem their shares of Series A Preferred Stock for cash should the funds ever become legally available to redeem the shares of Series A Preferred Stock.

o the value today of the shares of Common Stock that the Series A Preferred Stockholders will receive is less than the liquidation value of the Series A Preferred Stock.

    Approval of this Proposal will require the approval of a majority of the holders of both the Common Stock and the Series A Preferred Stock, voting separately as two classes.

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF
                     THE COMPANY VOTE "FOR" THIS PROPOSAL.

                               REPORT ON FORM 10-K

         The Company's annual report on Form 10-K for the year ended December 31, 2004, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, and its Current Report on Form 8-K relating to its acquisition of NeoStem, Inc. on January 19, 2006 accompany this proxy statement. The Company will furnish to any person whose proxy is being solicited any exhibit described in any of such reports upon payment, in advance, of the Company's reasonable expenses in furnishing such exhibits, upon written or oral request. Please submit your request to:

         Phase III Medical Inc.
         330 South Service Road
         Suite 120
         Melville, New York  11747
         Att: Catherine M. Vaczy, General Counsel cvaczy@phase3med.com
         Telephone: 631.574.4955

You may also view or obtain additional copies of the Form 10-K, Form 10-Q, Form 8-K and our other filings on the SEC's website at http://www.sec.gov.


                                 OTHER BUSINESS

         The Special Meeting of Stockholders is called for the purpose set forth in the Notice. The Board does not know of any matter for action by stockholders at such meeting other than the matter described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

         You are cordially invited to attend the Special Meeting in person. Your participation in and discussion of the Company's affairs will be welcome.

                                     By Order of the Board of Directors


                                     Catherine M. Vaczy, Secretary

                                    EXHIBIT A
                                    ---------

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             PHASE III MEDICAL, INC.

               (Under Section 242 of the General Corporation Law)

                  The undersigned, being the President of Phase III Medical, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby amend and certify as follows:

                  1. The name of the Corporation is Phase III Medical, Inc.

                  2. The Certificate of Incorporation of the Corporation is hereby amended to effect the following amendments which were set forth in a resolution adopted by the board of directors and adopted by the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote thereon, in accordance with the provisions of Section 242 of the Delaware General Corporation Law to provide that the Series A $.07 Convertible Preferred Stock may be exchanged commencing on February 1, 2006.

                  3. To accomplish the foregoing amendment, section 4(a) of the certificate of designation for the Series A $.07 Convertible Preferred Stock is hereby amended to read in its entirety as follows:

                  Section 4.  Redemption and Mandatory Exchange.

The shares of Series A Preferred Stock are not redeemable prior to December 1, 1995. At any time on or after such date, the shares of Series A Preferred Stock are redeemable, in whole or in part, at the option of the corporation, during the twelve-month periods commencing on December 1 of the years indicated below at the following redemption prices per share of Series A Preferred Stock, plus accrued and unpaid dividends thereon to the date fixed for redemption:


---------------------------------------------------------- -------------------------------------------------------
                          Year                                                Redemption Price
---------------------------------------------------------- -------------------------------------------------------
                          1995                                                     $1.01
---------------------------------------------------------- -------------------------------------------------------
                          1996                                                      1.02
---------------------------------------------------------- -------------------------------------------------------
                          1997                                                      1.03
---------------------------------------------------------- -------------------------------------------------------
                          1998                                                      1.04
---------------------------------------------------------- -------------------------------------------------------
                1999 through May 31, 2005                                           1.05
---------------------------------------------------------- -------------------------------------------------------

Commencing on February 1, 2006, the Company may cause an exchange (the "Mandatory Exchange"), in whole or in part, of the shares of Series A Preferred Stock, including accrued and unpaid dividends thereon, by issuing eight (8) shares of Common Stock for each share of Series A Preferred Stock outstanding. Upon delivery to the holders of the Series A Preferred Stock of notice of the Company's election to cause the Mandatory Exchange, all of the shares of the Series A Preferred Stock then outstanding shall be exchanged without any further action on the part of the Company or the holders of such Series A Preferred Stock into the number of shares of Common Stock set forth in the immediately preceding sentence at the time of the Mandatory Exchange. Notice of the Mandatory Exchange shall be mailed to each holder of Series A Preferred Stock by first-class mail, postage prepaid, to such holder's address shown on the books of the Company, such notice to specify the date on which the Mandatory Exchange occurred and to call upon such holder to surrender to the Company, in the manner and at the place designated in such notice, the certificate or certificates representing the shares of Series A Preferred Stock so converted. Each stock certificate of Series A Preferred Stock surrendered for exchange shall be endorsed by its holder, with signatures guaranteed, and otherwise shall be in proper form for transfer. In the event of a Mandatory Exchange and upon receipt by the Company of the stock certificates of the Series A Preferred Stock to be surrendered for conversion, the Company shall cancel the stock certificates of the Series A Preferred Stock surrendered for exchange and forthwith transmit to each holder of Series A Preferred Stock stock certificates for the shares of Common Stock issued as a result thereof, dated the date of such Mandatory Exchange, and such holders shall be deemed for all purposes to be the holders of such Common Stock as of the date of such Mandatory Exchange.

                  IN WITNESS WHEREOF, the undersigned being a duly elected officer of the Corporation, has executed this Certificate of Amendment and affirms the statements herein contained this_____ day of_______, 2006.

                                                     PHASE III MEDICAL, INC.

                                                     By:
                                                        ------------------------
                                                        Mark Weinreb, President

                             PHASE III MEDICAL, INC.

                     PROXY CARD FOR HOLDERS OF COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS

                                 MARCH 17, 2006

         The undersigned hereby appoints Mark Weinreb and Catherine M. Vaczy, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Phase III Medical, Inc. Annual Meeting of Stockholders to be held on March 17, 2006 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR the amendment to the certificate of designations for the Series A Preferred Stock.

                  PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE.

           (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                "FOR" PROPOSAL 1


-----------------------------------------------------------------------------------------------------------
                                                            FOR              AGAINST            ABSTAIN
-----------------------------------------------------------------------------------------------------------
1.     Amendment to the Phase III
       Medical, Inc. Certificate of
       Designations to provide for
       the exchange of the Series A
       Preferred Stock and all
       accrued dividends by issuing
       eight (8) shares of Common
       Stock for each share of
       Series A Preferred Stock
       outstanding
-----------------------------------------------------------------------------------------------------------

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.


UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACE PROVIDED IN THIS PROXY, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS FOR THE SERIES A PREFERRED STOCK.

Please sign this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you attend.

Signed:
       -------------------------------------
Signed:                                                    Dated:         , 2006
       -------------------------------------                     ---------


NOTE: Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc. For an account in the name of two or more persons, each should sign, or if one signs, he should attach evidence of his authority.

                             PHASE III MEDICAL, INC.

               PROXY CARD FOR HOLDERS OF SERIES A PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS

                                 MARCH 17, 2006

         The undersigned hereby appoints Mark Weinreb and Catherine M. Vaczy, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Phase III Medical, Inc. Special Meeting of Stockholders to be held on March 17, 2006 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR the amendment to the certificate of designations for the Series A Preferred Stock.

                  PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE.

           (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                "FOR" PROPOSAL 1

-----------------------------------------------------------------------------------------------------------
                                                            FOR              AGAINST            ABSTAIN
-----------------------------------------------------------------------------------------------------------
1.     Amendment to the Phase III
       Medical, Inc. Certificate of
       Designations to provide for
       the exchange of the Series A
       Preferred Stock and all
       accrued dividends by issuing
       eight (8) shares of Common
       Stock for each share of
       Series A Preferred Stock
       outstanding

-----------------------------------------------------------------------------------------------------------

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.


UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACE PROVIDED IN THIS PROXY, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS FOR THE SERIES A PREFERRED STOCK.

Please sign this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you attend.

Signed:
       -------------------------------------
Signed:                                                    Dated:         , 2006
       -------------------------------------                     ---------


NOTE: Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc. For an account in the name of two or more persons, each should sign, or if one signs, he should attach evidence of his authority.